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EXHIBIT (24)





                           DIRECTOR OF
                       TRINOVA CORPORATION


                 FORM S-8 REGISTRATION STATEMENT

                        POWER OF ATTORNEY






          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8 with respect to the registration under the Securities Act of 1933 by TRINOVA of its Common Shares of the par value of $5 per share to be offered under the TRINOVA Corporation 1994 Stock Incentive Plan and to any and all amendments, documents and exhibits in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 24th day of May, 1994.






                                /S/ PURDY CRAWFORD
                                Purdy Crawford
                                Director




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                           DIRECTOR OF
                       TRINOVA CORPORATION


                 FORM S-8 REGISTRATION STATEMENT

                        POWER OF ATTORNEY






          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8 with respect to the registration under the Securities Act of 1933 by TRINOVA of its Common Shares of the par value of $5 per share to be offered under the TRINOVA Corporation 1994 Stock Incentive Plan and to any and all amendments, documents and exhibits in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 24th day of May, 1994.






                                /S/ DELMONT A. DAVIS
                                Delmont A. Davis
                                Director




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                           DIRECTOR OF
                       TRINOVA CORPORATION


                 FORM S-8 REGISTRATION STATEMENT

                        POWER OF ATTORNEY






          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8 with respect to the registration under the Securities Act of 1933 by TRINOVA of its Common Shares of the par value of $5 per share to be offered under the TRINOVA Corporation 1994 Stock Incentive Plan and to any and all amendments, documents and exhibits in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 24th day of May, 1994.






                                /S/ DAVID R. GOODE
                                David R. Goode
                                Director




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                              -17-










                           DIRECTOR OF
                       TRINOVA CORPORATION


                 FORM S-8 REGISTRATION STATEMENT

                        POWER OF ATTORNEY






          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8 with respect to the registration under the Securities Act of 1933 by TRINOVA of its Common Shares of the par value of $5 per share to be offered under the TRINOVA Corporation 1994 Stock Incentive Plan and to any and all amendments, documents and exhibits in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 24th day of May, 1994.






                                /S/ PAUL A. ORMOND
                                Paul A. Ormond
                                Director




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                              -18-










                           DIRECTOR OF
                       TRINOVA CORPORATION


                 FORM S-8 REGISTRATION STATEMENT

                        POWER OF ATTORNEY






          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8 with respect to the registration under the Securities Act of 1933 by TRINOVA of its Common Shares of the par value of $5 per share to be offered under the TRINOVA Corporation 1994 Stock Incentive Plan and to any and all amendments, documents and exhibits in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 24th day of May, 1994.






                                /S/ JOHN P. REILLY
                                John P. Reilly
                                Director




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                              -19-










                           DIRECTOR OF
                       TRINOVA CORPORATION


                 FORM S-8 REGISTRATION STATEMENT

                        POWER OF ATTORNEY






          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8 with respect to the registration under the Securities Act of 1933 by TRINOVA of its Common Shares of the par value of $5 per share to be offered under the TRINOVA Corporation 1994 Stock Incentive Plan and to any and all amendments, documents and exhibits in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 24th day of May, 1994.






                                /S/ ROBERT H. SPILMAN
                                Robert H. Spilman
                                Director




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                              -20-










                           DIRECTOR OF
                       TRINOVA CORPORATION


                 FORM S-8 REGISTRATION STATEMENT

                        POWER OF ATTORNEY






          KNOW ALL MEN BY THESE PRESENTS that the undersigned director of TRINOVA Corporation, an Ohio corporation ("TRINOVA"), does hereby constitute and appoint Darryl F. Allen, James E. Kline and William R. Ammann, and each of them, a true and lawful attorney in his name, place and stead, in any and all capacities, to sign his name to a Registration Statement on Form S-8 with respect to the registration under the Securities Act of 1933 by TRINOVA of its Common Shares of the par value of $5 per share to be offered under the TRINOVA Corporation 1994 Stock Incentive Plan and to any and all amendments, documents and exhibits in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, granting unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.


          IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 24th day of May, 1994.






                                /S/ W. R. TIMKEN, JR.
                                W. R. Timken, Jr.
                                Director




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